AMENDMENT NO. 1 TO
                                 VENTURIAN CORP.
                             1995 STOCK OPTION PLAN


         This Instrument, dated the 26th day of March, 1996 is an amendment to the Venturian Corp. 1995 Stock Option Plan.


         RECITALS:

         A. The Board of Directors of Venturian Corp. adopted the Venturian Corp. 1995 Stock Option Plan by Record of Action dated March 28, 1995, which Plan was approved by the shareholders of Venturian Corp. at a meeting held May 31, 1995; and

         B. Section XVI of the Plan gives the Board the authority to amend the Plan; and

         C. Any amendment to increase the maximum number of shares that can be issued pursuant to options under the Plan requires shareholder approval; and

         D. The Board has determined to amend the Plan to increase the number of shares that can be issued pursuant to options under the Plan.


         NOW, THEREFORE, the Venturian Corp. 1995 Stock Option Plan is amended as follows:

         1. The Venturian Corp. 1995 Stock Option Plan is amended by substituting the number "250,000" for the number "125,000" where it appears in
Section II of the Plan.

         2. Unless approved by the shareholders of Venturian Corp. within one year of the date of this Amendment, this Amendment shall not be effective. Any options with respect to the additional 125,000 shares that may be granted in anticipation of such approval shall be deemed to be cancelled. No option with respect to said 125,000 shares shall be exercisable until shareholder approval is obtained.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.


                                                  VENTURIAN CORP.


                                              By /s/ Gary B. Rappaport
                                                 ------------------------------
                                                 Its Chairman of the Board
                                                     --------------------------

                                 VENTURIAN CORP.
                             1995 STOCK OPTION PLAN

                                   I. PURPOSE


         Venturian Corp. (the "Company") hereby adopts a stock option plan (the "Plan") to replace the Venturian Corp. Restated Stock Option Plan, which has been adopted to promote the Company's welfare by encouraging selected employees of the Company or of any present or future subsidiary of the Company to acquire a proprietary interest in the Company, thereby creating an additional incentive on the part of such employees to advance the progress and financial success of the Company and to continue in its employ. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which are not Incentive Stock Options ("Nonqualified Options").

                           II. SHARES SUBJECT TO PLAN

         The shares subject to options under the Plan are shares of the Company's authorized common shares of the par value of $1.00 per share (the "Common Stock"). Subject to adjustment as provided in Section IX, the maximum number of shares for which options may be exercised from the inception of this Plan is 125,000 shares. Any shares optioned hereunder which remain unpurchased and as to which the option ceases to be exercisable by reason of lapse, surrender, or other circumstance may be the subject of subsequent options within the limitations herein set forth.

                         III. ADMINISTRATION OF THE PLAN

         A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). At any time, the Board may authorize the formation of a Stock Option Committee (the "Committee"), which would have authority to exercise the powers conferred on the Board under the Plan, other than the power under
Section XVI hereof to terminate and amend the Plan. The Committee shall consist of two or more directors who qualify as "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Committee members shall be appointed from time to time by the Board, and shall serve at the pleasure of the Board. If a Committee is appointed to administer the Plan, then references in this Plan to the "Board" shall be read to mean the "Committee," where appropriate.
         B. The Board shall have full authority in its discretion, but subject to the express provisions of this Plan: (i) to determine the purchase price of the shares of Common Stock covered by each option, (ii) to determine the persons to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) to determine whether the options granted are Incentive Stock Options or Nonqualified Options, (iv) to determine the terms of exercise of each option, (v) to interpret the Plan, (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan,
(vii) to determine the terms and provisions (and amendments thereof) of each Stock Option Agreement (the "Agreement") under this Plan (which Agreements need not be identical), and (viii) to make all other determinations necessary or advisable for the administration of the Plan. The Board may, in addition, correct any defect, overcome any omission, or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it may determine. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any rights granted hereunder.

                                 IV. ELIGIBILITY

         All salaried employees or independent contractors of the Company or any present or future subsidiary or parent of the Company shall be eligible to participate in the Plan. Provided, however, that an independent contractor shall not be eligible to be granted Incentive Stock Options. In determining the persons to whom options shall be granted and the number of shares subject to each option, the Board may take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Company, and such other factors as the Board in its discretion shall deem relevant. A person who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Board shall so determine.

                                    V. PRICE

         The option price for all options granted under the Plan, whether Incentive Stock Options or Nonqualified Options, shall be determined by the Board but shall not be less than 100% (or, in the case of Incentive Stock Options granted to employees owning stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, 110%) of the fair market value of the Common Stock on the date of granting of such option as determined by the Board in good faith.

                                    VI. TERM

         Subject to the provisions of Sections VII and VIII, each option and all rights and obligations thereunder shall expire on the date determined by the Board and specified in the Agreement. The Board shall be under no duty to provide terms of like duration for options granted under the Plan; provided, however, that the term of an Incentive Stock Option shall not extend more than 10 (or, in the case of an Incentive Stock Option granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, 5) years from the date the option is granted.

                            VII. EXERCISE OF OPTIONS

         A. Subject to Section VIII hereof, the Board shall have full and complete authority to determine whether the option will be exercisable in full at any time or from time to time during the term of the option, or to provide for the exercise thereof in such installments and at such times during the term of the option as the Board may determine; provided, however, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the holder during any calendar year shall not exceed $100,000.
         B. An optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full option price of such shares (whether paid in cash, in shares of Common Stock or in any combination thereof) shall be tendered with such notice of exercise. Payment may be made with shares of the Company's Common Stock which are already owned by the optionee and which are properly surrendered to the Company for transfer. Such shares shall be valued at their fair market value on the exercise date. No option shall be exercisable with respect to fractional shares. Until the optionee has been issued a certificate or certificates for the shares subject to such exercise, the optionee shall possess no rights as a shareholder with respect to such shares.

                         VIII. TERMINATION OF EMPLOYMENT

         A. If an optionee shall cease to be employed by the Company or its subsidiaries or parent for any reason other than gross and willful misconduct, or if the optionee shall die or become totally disabled (as certified to the Company by a duly licensed physician approved by the Company) while in the employ of the Company or a subsidiary or parent, and if such optionee shall not have fully exercised any option, such optionee (or the personal representative or administrator of the estate or person or persons to whom the option is transferred by will or the applicable laws of descent and distribution or guardian of the optionee, as applicable) shall have the right to exercise the option at any time within 90 days after such termination of employment, death, or disability, as the case may be, to the extent of the full number of shares such optionee was entitled to purchase under the option on the date of termination of employment, death, or disability, as the case may be, subject to the condition that no option shall be exercisable after the expiration of the term of the option. For purposes hereof, if any subsidiary or parent of the Company shall cease to be a subsidiary or parent of the Company (whether by reason of sale, exchange, or any other kind of disposition) for any reason other than merger with the Company, the employees of such subsidiary or parent shall be deemed to have terminated their employment as of the date of such sale, exchange, or other disposition.
         B. If an optionee shall cease to be employed by the Company or its parent or subsidiary by reason of the optionee's gross and willful misconduct during the course of the optionee's employment, including but not limited to dishonesty, fraud, failure to perform the optionee's duties, or other conduct adverse to the Company's interest, the option shall be terminated as of the termination of employment.

                            IX. ADJUSTMENT OF SHARES

         A. The aggregate number and class of shares on which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the option price shall all be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, or any other increase or decrease in the number of issued and outstanding shares without receipt of consideration by the Company.
         B. If the outstanding shares of the Common Stock be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or otherwise, then there shall be substituted for the shares of Common Stock covered by each outstanding option and for the shares available for issuance pursuant to the Plan, but not yet covered by an option, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the list of shareholders entitled to receive such changed or substituted stock or other securities.
         C. If there be any change other than as specified above in the number or kind of securities into which shares of Common Stock will have been changed or for which they will have been exchanged, then if the Board determines, in its discretion, that such change equitably requires an adjustment in the number or kinds of shares covered by the outstanding options or which are available for issuance pursuant to the Plan, but not yet covered by an option, such adjustment shall be made by the Board and shall be effective and binding on each outstanding Agreement and for all purposes of the Plan.
         D. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.
         E. All such adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Any adjustments under this Section IX shall be subject to the provisions of the Company's Articles of Incorporation, as amended, and applicable law.

                          X. NO GUARANTY OF EMPLOYMENT

         Neither anything in this Plan nor the grant of any option shall be construed as guaranteeing future employment to any employee nor as being a contract of employment. Each employee continues to be an employee of the Company solely at the will of the Company as that term is broadly defined or subject to the terms and conditions of any employment agreement between the employee and the Company. Neither the Plan nor the grant of any option shall act as a limitation on the right of the Company to terminate the employee for any reason, with or without cause.

                       XI. NON-TRANSFERABILITY OF OPTIONS

         No option granted under the Plan shall be transferable by the optionee, in whole or in part, or subject to seizure or sale upon execution, attachment, or other legal process against the optionee. An option shall be exercisable only by the optionee (or by a personal representative, administrator of the estate, guardian, or the person entitled thereto by will or the laws of descent and distribution, as hereinbefore provided). Upon any attempt by an optionee to transfer, pledge, hypothecate, or otherwise dispose of an option or any right or privilege conferred thereby, or upon any attempt by an adverse party to seize or sell the same, contrary to the provisions hereof, the option shall lapse and immediately become null and void.

                        XII. REPURCHASE OF OPTION SHARES

         In the event of the severance of an optionee's employment with the Company for any reason, other than retirement at or after age 65, death or total disability, within six months after the date of the optionee's exercise of any segment of an option, then such optionee will be required, at the election of the Company, upon written notice to such optionee, to sell back to the Company all option shares purchased during such six-month period and the three months ensuing, at the fair market value of the shares as of the date when the subject shares had been purchased.

                         XIII. LISTING AND REGISTRATION

         A. If at any time the Board determines, in its discretion, that the listing, registration, or qualification of the shares subject to an option upon any securities exchange or under any federal or state law or the consent or approval by any governmental regulatory body is necessary or desirable as a condition of or in connection with the issuance or purchase of shares hereunder, the option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval will have been effected or obtained, and the same shall be free of any conditions not acceptable to the Board.
         B. Until and unless the shares purchased pursuant to the exercise of an option be the subject of an effective registration statement filed with the Securities and Exchange Commission, the optionee shall receive and hold the shares for investment and shall not distribute or otherwise dispose of the same without the Company's receipt of an opinion from its counsel to the effect that such distribution or other disposal will not be violative of any applicable law, regulation, or rule. Each Agreement shall contain a commitment by the optionee to comply with the foregoing limitation and the certificate(s) evidencing the purchased shares shall bear an appropriate legend in conformity herewith.

                          XIV. INDEMNIFICATION OF BOARD

         In addition to such other rights of indemnification as they may have as directors of the Company, each and all directors and members of the Committee, if constituted, shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken, or failure to act, under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them or any of them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith; provided that upon institution of any such action, suit, or proceeding, the affected party shall, in writing, give the Company an opportunity, at its own expense, to handle and defend the same before such affected party undertakes to handle or defend on the party's own behalf.

                            XV. APPLICATION OF FUNDS

         The proceeds received by the Company from the sale of Common Stock pursuant to options under the Plan shall be used for general corporate purposes.

                    XVI. AMENDMENT OR DISCONTINUANCE OF PLAN

         The Board may amend or discontinue the Plan at any time. Subject to the provisions of Section IX, however, no amendment of the Plan, shall, without shareholder approval, increase the maximum number of shares under the Plan as provided in Section II, expand the class of persons eligible to be granted options under the Plan as provided in Section IV, or decrease the minimum option price provided in Section V. Except as provided in Section IX, the Board shall not impair any option theretofore granted under the Plan, whether by reason of Plan termination or otherwise, without the consent of the holder of the option.

                             XVII. TIME OF GRANTING

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the shareholders of the Company, and no action taken by the Board (other than the execution and delivery of an Agreement) shall constitute the granting of an option hereunder. The granting of an option pursuant to the Plan shall take place only when an Agreement shall have been duly executed and delivered by or on behalf of the Company to an eligible optionee to whom such option is granted.

                          XVIII. EFFECTIVE DATE OF PLAN

         This Plan is adopted by the Board effective April 25, 1995. Unless approved by the shareholders of the Company within one year of the date hereof, the provisions of the Plan permitting the grant of Incentive Stock Options shall lapse and all Incentive Stock Options that may have been granted before that date shall be deemed to be cancelled. No Incentive Stock Option shall be exercisable until shareholder approval is obtained. Unless the Plan shall be discontinued as provided in Section XVI, the Plan shall continue in full force and effect until all shares reserved hereunder will have been purchased by optionees; provided, however, no Incentive Stock Options shall be granted under the Plan after April 24, 2005.


                                                       VENTURIAN CORP.


                                                    By    /s/ Gary B. Rappaport
                                                          ---------------------
                                                          Its President